UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22387

Salient Alternative Strategies Master Fund

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

            (Address of principal executive offices)                 (Zip code)

John A. Blaisdell Salient Alternative Strategies Master Fund 4265 San Felipe, 8th Floor Houston, TX 77027 (Name and address of agent for service)	With a copy to: George J. Zornada K & L Gates LLP State Street Financial Center One Lincoln St. Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 12/31/15

Date of reporting period: 12/31/15

Item 1. Reports to Stockholders.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Shareholder Report

December 31, 2015

Alternative Strategies Fund

Dear SAS Investors:

As Salient Advisors, L.P. (the “Advisor”) enters the eighth year of managing the Salient Alternative Strategies complex [comprised of the Salient Alternative Strategies Master Fund and its feeder funds, Salient Alternative Strategies, L.P., and Salient Alternative Strategies I Fund (collectively, “SAS” or the “Fund”)], we have made progress in the orderly liquidation of the Fund as announced in last year’s annual letter.

As of the end of 2015, the Advisor has returned $24 million to our investors, or approximately 83%, of the beginning-of-year capital balance of just under $29 million. This reflects a return of $15 million, effective as of 2/28/15, and a further $9 million effective as of 7/1/15. We are pleased with the progress we have made in liquidating the portfolio, and as of the end of the year, the only remaining assets in the fund are cash, which we will return to investors as quickly as practical in accordance with the ongoing diversification requirements of the Internal Revenue Code, and receivables from redemptions and asset sales. We generally expect, but cannot guarantee, that these remaining receivables will be paid out and returned to our investors by the first half of 2016. Please note that the aforementioned timeline and amounts are estimates and are subject to change without notice.

While we are disappointed with the Fund’s monthly volatility and the reported rate of return for 2015 of -11.45%, we believe that we have fulfilled our dual objectives of returning capital as quickly as possible while maintaining portfolio diversification. The Fund’s 2015 money-weighted rate of return, which calculates the internal rate of return of the portfolio for the year, accounting for the timing and size of returns of capital to our investors, was -1.22%. Relative to the Fund’s benchmark, the HFRX Equal Weighted Strategies Index, which returned -1.54% for 2015, this represents outperformance of 0.32%.

We would like to take this opportunity to thank you for your patience and support over the past seven years, and look forward to concluding the orderly liquidation of the Fund as quickly as possible. If you have any questions, please do not hesitate to call the Sales Desk at 800-725-9456, or your Financial Advisor.

We thank you for your continued support.

Salient Advisors, L.P.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Salient Alternative Strategies Master Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Salient Alternative Strategies Master Fund (the “Master Fund”), including the consolidated schedule of investments, as of December 31, 2015, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Master Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 29, 2016

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in securities, at fair value (Cost $6,860)	$6,860

Total investments	6,860
Cash and cash equivalents	3,827,525
Deposits with brokers for swap agreements	250,000
Receivable from investments sold	937,838
Prepaids and other assets	654

Total assets	5,022,877

Liabilities:
Investment Management Fees payable	19,074
Administration fees payable	52,083
Accounts payable and accrued expenses	111,339

Total liabilities	182,496

Net assets	$4,840,381

Net assets consist of:
Paid-in-Capital	$11,194,200
Accumulated net investment loss	(1,317,561)
Accumulated net realized loss	(5,036,258)

Net assets	$4,840,381

Net asset value per share outstanding (7,865 shares outstanding)[1]	$615.42

1	Per share amount may not recalculate due to rounding of net assets and shares outstanding.

See accompanying notes to consolidated financial statements.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Schedule of Investments

December 31, 2015

	Shares	Fair Value	% of Net Assets
Investments in Securities
Registered Investment Companies
United States
Money Market Funds (0.14% of Net Assets)
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Shares, 0.00%(1)(2)	6,860	$6,860

Total Money Market Funds		6,860

Total Investments in Securities (Cost $6,860)		6,860	0.14%

Total Investments (Cost $6,860)		$6,860	0.14%

(1)	Income producing security.
(2)	Variable or floating Rate Security. Rate disclosed is as of December 31, 2015.

See accompanying notes to Schedule of Investments.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Statement of Operations

Year ended December 31, 2015

Investment income:
Dividend income	$194,701
Interest income	10,854

Total investment income	205,555

Expenses:
Investment Management Fees	93,068
Administration fees	125,267
Custodian fees	101,000
Professional fees	89,632
Legal fees	54,983
Trustees fees	47,499
Interest expense	37,086
Other expenses	23,336

Total expenses	571,871

Net investment loss	(366,316)

Net realized and unrealized gain (loss) from investments:
Net realized gain from investments and foreign currency translations	2,931,654
Net realized gain from swap agreements	670,411
Change in unrealized appreciation/depreciation from investments	(3,392,802)

Net realized and unrealized gain from investments	209,263

Net decrease in net assets resulting from operations	$(157,053)

See accompanying notes to consolidated financial statements.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Net assets, beginning of period	$28,984,849	$43,657,722
Net increase (decrease) in net assets resulting from operations:
Net investment loss	(366,316)	(268,298)
Net realized gain from investments	3,602,065	1,487,364
Change in unrealized appreciation/depreciation from investments	(3,392,802)	(441,986)

Net increase (decrease) in net assets resulting from operations	(157,053)	777,080

Distributions	(1,142,656)	(882,418)

Change in net assets from distributions	(1,142,656)	(882,418)

Capital Transactions:
Transfer from SAS LP	14,318	—
Proceeds from reinvestment of dividends	1,142,656	882,418
Redemptions	(24,001,733)	(15,449,953)

Change in net assets from capital transactions	(22,844,759)	(14,567,535)

Net assets, end of period	$4,840,381	$28,984,849

Accumulated net investment loss	$(1,317,561)	$(3,538,948)

Share Transactions:
Transfer from SAS LP	17	—
Reinvested	1,857	971
Redeemed	(25,904)	(16,864)

Change in shares	(24,030)	(15,893)

See accompanying notes to consolidated financial statements.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements

December 31, 2015

(1) ORGANIZATION

Salient Alternative Strategies Master Fund (the “Master Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on February 1, 2010, as a non-diversified, closed-end management investment company. The Master Fund is the master fund in a master-feeder structure in which there are currently two feeder funds. The Master Fund has authorized an unlimited number of common shares of beneficial interest (“Common Shares”) and has issued 7,865 Common Shares as of December 31, 2015.

The board of trustees of the Master Fund (each member thereof a “Trustee” and collectively the “Board”) has approved the closure and commencement of liquidation of the Master Fund, whereby the Master Fund has ceased its investment operations and commenced liquidation of its assets (the “Liquidation”) on February 13, 2015. In light of the Funds’ portfolio holdings, the Funds currently anticipate that the Liquidation will be complete by mid-year 2016.

The Master Fund’s investment objective is to actively manage the portfolio during the closure and liquidation process to return investor capital in an orderly and equitable fashion. The Master Fund will continue to remain compliant under Subchapter M of the tax code as a regulated investment company throughout the liquidation process, which includes retaining an appropriate level of cash and liquid securities.

The Board is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, L.P. (the “Adviser”) to manage the Master Fund’s portfolio and operations. The Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor, and is a member of the National Futures Association. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

The Master Fund may invest up to 25% of its total assets in Salient Alternative Strategies Offshore Fund, Ltd. (the “Subsidiary”). The Subsidiary, which is wholly-owned by the Master Fund, and therefore consolidated in the Master Fund’s consolidated financial statements, is organized under the laws of the Cayman Islands. The Subsidiary was formed on June 12, 2012, and has been consolidated since its formation. The Master Fund invests in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Master Fund” includes the Master Fund and the Subsidiary.

Under the Master Fund’s organizational documents, the Master Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, management expects that risk of loss to be remote.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2015

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying consolidated financial statements include the accounts of the Master Fund and the Subsidiary on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. The Master Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services—Investment Companies”.

(b) CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

The Master Fund records investment transactions on a trade-date basis.

Investments that are held by the Master Fund are marked to fair value at the date of the consolidated financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Consolidated Statement of Operations.

Realized gains or losses on the disposition of investments are accounted for based on the first in first out method.

(d) INVESTMENT VALUATION

The valuation of the Master Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Master Fund’s investments is calculated by UMB Fund Services, Inc., the Master Fund’s independent administrator (the “Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

Investments held by the Master Fund are valued as follows:

•

INVESTMENT FUNDS—Investments in Investment Funds are carried at fair value, using the net asset value (the “NAV”) as a practical expedient, as provided to the Administrator by the investment managers of such Investment Funds or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2015

diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds.

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Master Fund values these securities at their last sales price on the exchange or over-the- counter market on the valuation date. If the security is listed on more than one exchange, the Master Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date. In these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded, and translated into U.S. dollars at the current exchange rate. If an event occurred between the close of the foreign exchange and the valuation date of the Master Fund’s NAV that would materially affect the value of the security and the NAV of the Master Fund, the value of such security and the NAV of the Master Fund will be adjusted to reflect the change in the estimated value of the security. Such fair valued securities are typically categorized as Level 2 in the fair value hierarchy, based upon the inputs used to value the securities.

•

DERIVATIVES—Non exchange-traded derivatives, such as swap agreements are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Interest rate and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•

OTHER—Investments in open-end RICs that do not trade on an exchange are valued at the end of day NAV per share and are categorized as Level 1 in the fair value hierarchy. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Administrator or the Adviser, will determine, in good faith, the fair value of the RIC or other security. Such fair valued investments are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Master Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2015

translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Master Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency translations.

(f) DERIVATIVE INSTRUMENTS

All open derivative positions at period-end are presented in the Master Fund’s Consolidated Schedule of Investments. In addition to the derivatives held by the Master Fund, the Investment Funds may have directly engaged in derivative transactions during the period. The following is a description of the derivative instruments that the Master Fund utilizes as part of an asset overlay strategy to create investment exposure consistent with the Master Fund’s investment objectives, including the primary underlying risk exposures related to each instrument type.

SWAP AGREEMENTS—The Master Fund invests in swap agreements to replicate the performance of a particular Investment Fund or to adjust or hedge market or risk exposure. As of December 31, 2015, the Master Fund is not invested in total return swaps.

A total return swap agreement is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

Swap agreements do not involve the physical delivery of assets, thereby limiting the risk of loss to the Master Fund to the net amount of payments it is contractually obligated to make. The use of swap agreements involves, to varying degrees, elements of market risk, equity risk and counterparty risk. The Master Fund remains subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy, or unless the swap agreement is centrally cleared. With swap agreements not centrally cleared, the Master Fund bears the risk of loss of the amount expected to be received under the swap agreement if the counterparty fails to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for over-the-counter swap agreements as the clearing organization becomes substituted for each counterparty and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Master Fund. However, the Master Fund seeks to minimize this risk by generally requiring collateral, in the form of cash, to be held in a broker segregated account for swap agreements. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2015

As of December 31, 2015, there were no derivatives held by the Master Fund.

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations for the year ended December 31, 2015:

	Net Realized Gain (Loss) from Derivative Instruments	Change in Unrealized Appreciation/ Depreciation from Derivative Instruments
Equity Risk Exposure:
Swap Agreements	$670,411	$(12,503)

As described above, the Master Fund utilized derivative instruments to achieve its investment objective during the year ended December 31, 2015. The Master Fund may enter into International Swap and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar agreements with its derivative contract counterparties whereby the Master Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. Under the ISDA Master Agreements in place at December 31, 2015, the Master Fund is subject to master netting agreements that allow for amounts owed between the Master Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to or from different counterparties. At December 31, 2015, the Master Fund did not hold any derivatives with applicable master netting agreements which were presented on a net basis in the financial statements.

The following is a summary of the average monthly notional value of swap agreements in the Master Fund for the year ended December 31, 2015:

Average Monthly Notional Value
Total Return swap Agreements	$6,953,737

(g) CFTC REGULATION

The Master Fund is deemed to be a commodity pool under the Commodity Exchange Act, as amended (the “CEA”). In 2013, the CFTC adopted final regulations designed to harmonize the obligations of registered commodity pool operators (“CPOs”) for commodity pools that are also registered as investment companies under the 1940 Act (the “Harmonization Rules”). Under the Harmonization Rules, the CFTC generally will accept the SEC’s disclosure, reporting, and recordkeeping regime as “substituted compliance” for substantially all of the CFTC’s regulations as long as the CPO complies with applicable requirements under the SEC’s statutory and regulatory compliance regime to which it or the pool is already subject. The Adviser intends to operate the Master Fund in compliance with the CFTC’s Harmonization Rules.

(h) INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2015

(i) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; interest expenses and loan fees; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s NAV; research expenses; costs of insurance; registration expenses; offering costs; transfer taxes and taxes withheld on non-U.S. dividends; and other types of expenses as may be approved from time to time by the Adviser.

(j) INCOME TAXES

The Master Fund intends to continue to qualify as a RIC by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. When investing in Investment Funds, the Master Fund generally invests its assets in foreign corporations that are classified as passive foreign investment companies (“PFICs”). The Master Fund has elected to have a tax year end of December 31. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities.

For the current open tax year and the tax years ended December 31, 2012 through December 31, 2014, for all major jurisdictions, management of the Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Master Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2015, the Master Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions which remain open under the statute of limitations (generally three years for federal income tax purposes), are subject to examination by federal and state tax jurisdictions.

The Subsidiary is an exempted Cayman investment company for tax purposes. The Subsidiary has made an application to the Governor-in-Council of the Cayman Islands for, and has received, an undertaking exempting it from all local income, profits and capital gains taxes for a period of 20 years from June 26, 2012. Currently, no such taxes are levied in the Cayman Islands.

The Subsidiary is a Controlled Foreign Corporations (“CFCs”) for U.S. income tax purposes, and are therefore not subject to U.S. income tax. However, as wholly owned CFC, the Subsidiary’s net income and capital gains, to the extent of its earnings and profits, is consolidated into the Master Fund’s investment company taxable income.

(k) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions will be paid annually on Common Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. Each shareholder will automatically be a participant under the Master Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in additional Common Shares. Election not to

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2015

participate in the DRIP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to the Master Fund.

Prior to the Liquidation, Common Shares were issued pursuant to the DRIP at the Master Fund’s NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period in which an investor can purchase Common Shares and still be entitled to receive the dividend).

(l) USE OF ESTIMATES

The consolidated financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(3) FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

•

Level 1—unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•	Level 2—investments with other significant observable inputs

•	Level 3—investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Master Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Master Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various Master Fund personnel, which include members from the Master Fund’s portfolio management and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Master Fund’s Level 3 investments. The valuations are required to be supported by market data, industry accepted third party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2015

The following is a summary categorization of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments as of December 31, 2015:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
	Investments	Investments	Investments	Investments
Investment Securities
Registered Investment Companies
Money Market Funds	$6,860	—	—	$6,860

Total	$6,860	$—	$—	$6,860

The categorization of investments amongst Level 1 through Level 3 does not reflect the fact that many of the underlying investments held by the Investment Funds included in Level 3, if owned directly by the Master Fund, may be classified as Level 1 investments.

As of December 31, 2015, the Master Fund does not hold any investments that have to be included in the Level 3 fair value hierarchy. For the year ended December 31, 2015, the Master Fund sold a Level 3 asset-backed security resulting in a realized gain of $201,673 and a change in unrealized depreciation in the amount of $191,024.

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the Investment Fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Fund as of the valuation date.

No adjustments were made to the NAVs provided by the investment manager or administrator of the Investment Funds. Adjustments to the practical expedient NAV may be made under certain circumstances including, but not limited to, the following: the practical expedient NAV received is not as of the Master Fund’s measurement date; it is probable that the Investment Fund will be sold at a value significantly different than the reported expedient NAV; it is determined by the Board Valuation Committee that the Investment Fund is not being valued at fair value by the Investment Fund manager.

(4) FEDERAL INCOME TAXES

The Master Fund’s tax cost as of December 31, 2015, was $6,860 resulting in accumulated net unrealized depreciation of $0 consisting of $0 in gross unrealized appreciation and $0 in gross unrealized depreciation.

As of the latest tax year ended December 31, 2015, the following reclassifications have been made to increase (decrease) such accounts in the Master Fund with offsetting adjustments as indicated:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)	Paid-in-Capital
December 31, 2015	$3,730,359	$(4,753,991)	$1,023,632

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2015

The tax character of dividends paid to shareholders during the latest tax year ended December 31, 2015 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid*
December 31, 2015	$1,142,656	$—	$1,142,656	$—	$1,142,656

*	Total distributions paid may differ from that disclosed in the Consolidated Statements of Changes in Net Assets due to distributions being recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the tax year ended December 31, 2014 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
December 31, 2014	$982,418	$—	$982,418	$—	$982,418

As of the latest tax year ended December 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Other Differences	Total Accumulated Earnings (Deficit)
December 31, 2015	$7,147	$—	$(5,036,258)	$—	$(1,324,708)	$(6,353,819)

As of December 31, 2015, the Master Fund had net capital loss carry forwards (“CLCFs”) as summarized in the tables below.

CLCFs subject to expiration:

Amount	Expires
$1,141,078	2018
2,010,908	2019

CLCFs not subject to expiration:

Short-term Amount	Long-term Amount	Total
$785,428	$1,098,844	$1,884,272

These amounts will be available to offset future taxable capital gains. It is the Board’s intent that the Master Fund will not distribute any realized gain distributions until the CLCFs have been offset or expired. Under the Regulated Investment Company Modernization Act of 2010, the Master Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment CLCFs may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2015

Under current tax law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of December 31, 2015, the Master Fund had no deferred losses.

(5) SHAREHOLDERS ACCOUNTS

Effective February 13, 2015 as a result of the Liquidation, the Master Fund no longer offers or sells Common Shares to new investors or existing shareholders (except through reinvested dividends if any), and the Funds will no longer conduct repurchase offers.

(6) INVESTMENTS IN PORTFOLIO SECURITIES

As of December 31, 2015, the Master Fund held investments in securities.

For the year ended December 31, 2015, excluding short-term investments, the proceeds from sales of investments was $39,438,078, and there were no purchases of investments.

(7) DUE FROM BROKERS

The Master Fund conducts business with brokers for its investment activities. The clearing and depository operations for the investment activities are performed pursuant to agreements with the brokers. The Master Fund is subject to credit risk to the extent any broker with whom the Master Fund conducts business is unable to deliver cash balances or securities, or clear security transactions on the Master Fund’s behalf. The Master Fund monitors the financial condition of the brokers with which the Master Fund conducts business and believes the likelihood of loss under the aforementioned circumstances is remote.

(8) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund pays the Administrator a monthly administration fee based on the month end, aggregate, net asset value of the Master Fund and its feeder funds (each a “Fund” and collectively, the “Funds”) (net of any Fund’s net asset value invested in another Fund) (the “Fund’s NAV”). The Master Fund pays its pro rata share of total administration fees based on its proportionate net asset value to the aggregate net asset value of all Funds. The Funds are charged, on an annual basis, 6 basis points on the Fund’s NAV of up to $2 billion, 5 basis points on the Fund’s NAV between the amounts of $2 billion and $5 billion, 2 basis points on the Fund’s NAV between the amounts of $5 billion and $15 billion and 1.25 basis points on the Fund’s NAV over $15 billion. The minimum annual fee is $125,000. The Administrator also provides the Master Fund with compliance, transfer agency, and other investor related services at an additional cost.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2015

(9) RELATED PARTY TRANSACTIONS

In consideration of the advisory and other services provided by the Adviser to the Master Fund, the Master Fund pays the Adviser an investment management fee (the “Investment Management Fee”), calculated and accrued monthly, and payable quarterly in arrears, equal to 0.0625% (0.75% annually) of the Master Fund’s net asset value determined at the end of each month. For the year ended December 31, 2015, the Master Fund incurred $93,068 in Investment Management Fees.

(10) FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2015 (Consolidated)	Year Ended December 31, 2014 (Consolidated)	Year Ended December 31, 2013 (Consolidated)	Year Ended December 31, 2012 (Consolidated)	Year Ended December 31, 2011
Per share operating performance:
Net asset value, beginning of period	$908.77	$913.56	$980.58	$960.24	$997.18
Income (loss) from operations:
Net investment loss	(29.58)[1]	(6.20)[1]	(20.75)[1]	(11.96)[1]	(7.39)[1]
Net realized and unrealized gain (loss) from investments	(118.49)[1]	29.08 [1]	56.82 [1]	95.62 [1]	(13.60)[1]

Net increase (decrease) resulting from operations	(148.07)	22.88	36.07	83.66	(20.99)
Distributions	(145.28)	(27.67)	(103.09)	(63.32)	(15.95)

Total	(293.35)	(4.79)	(67.02)	20.34	(36.94)

Net asset value, end of period	$615.42	$908.77	$913.56	$980.58	$960.24

Net investment loss to average net assets[2]	(3.28)%	(0.67)%	(2.10)%	(1.20)%	(0.74)%

Total operating expenses to average net assets[2,3]	5.13%	2.84%	2.43%	1.72%	1.42%

Portfolio turnover	0.00%	32.13%	21.42%	11.65%	54.92%

Total return[4]	(16.29)%	2.50%	3.68%	8.71%	(2.11)%

Net assets, end of period (000s)	$4,840	$28,985	$43,658	$91,295	$125,916

Asset coverage per $1,000 unit of senior indebtedness[5]	$—	$3,297	$3,023	$3,711	—
Short-term borrowings, end of period (000s)	$—	$12,619	$21,578	$33,672	—

1	Calculated based on average shares outstanding.
2	Ratios are calculated by dividing the indicated amount by average net assets measured at the end of each month during the period.
3	Expense ratios do not include expenses of the acquired funds that are paid indirectly by the Master Fund as a result of its ownership of the Investment Funds.
4	Total return is calculated for the shareholders taken as a whole.
5

Asset coverage is calculated by subtracting the Master Fund’s total liabilities (not including borrowings) from the Master Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2015

(11) SUBSEQUENT EVENTS

As result of the Liquidation, the Master Fund paid a cash distribution in the amount of $2,000,000 to shareholders effective January 1, 2016.

Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the consolidated financial statements were issued. Based on this evaluation, no adjustments were required to the consolidated financial statements as of December 31, 2015.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information

December 31, 2015

(Unaudited)

Trustees and Officers

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Trustees and officers of the Master Fund may also be trustees or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Fund Complex”). The tables below show, for each Trustee and officer, his or her full name, address and age as of December 31, 2015, the position held with the Master Fund, the length of time served in that positions, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Trustee, and other directorships held by such Trustee.

Compensation for Trustees

The Master Fund and SAS I Fund together pay each of the Trustees who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $20,000, paid quarterly, an annual Board meeting fee of $2,500, a fee of $1,000 per informal Board meeting, a fee of $500 per telephonic Board meeting, an annual fee of $125 for membership on the audit committee and valuation committee, an annual fee of $167 for membership on the compliance committee, an annual fee of $1,000 for the audit committee chair and compliance committee chair, and an annual fee of $4,000 for the valuation committee chair. The Lead Independent Trustee receives an annual fee of $5,000, paid quarterly. There are currently six Independent Trustees. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information, continued

December 31, 2015

(Unaudited)

The table below shows, for each Trustee and executive officer, his full name, address and age, the position held with the Trust, the length of time served in that position, his principal occupation during the last five years, and other directorships held by such Trustee. The address of each Trustee and officer is c/o Salient Alternative Strategies Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027.

Interested Trustees

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
John A. Blaisdell[1] Year of birth: 1960	Trustee (Since 2010); Principal Executive Officer (Since 2011)	Managing Director of Salient, since 2002.	Salient Alternative Strategies Funds (2); Salient Midstream & MLP Fund (1); Salient MF Trust (4)	The Endowment Funds (investment companies) (five funds) since 2004; The Endowment PMF Funds (investment companies) (three funds) since 2014.
Jeremy Radcliffe[1] Year of birth: 1974	Trustee Secretary (Since 2010)	Managing Director of Salient, since 2002.	Salient Alternative Strategies Funds (2); Salient MF Trust (4)	None

*	The “Fund Complex” consists of all registered investment companies advised by Salient Capital Advisors, LLC (“Salient”) and Salient Advisors, L.P., an affiliated of Salient.
(1)

This person’s status as an “interested” trustee arises from his affiliation with Salient Advisors, L.P. (“Salient”), which itself is an affiliate of the Master Fund and Salient Alternative Strategies I Fund.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information, continued

December 31, 2015

(Unaudited)

Independent Trustees

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Karin B. Bonding, CFA Year of birth: 1939	Trustee (Since 2010)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	Salient Alternative Strategies Funds (2); Salient Midstream & MLP Fund (1); Salient MF Trust (4)	The Endowment Funds (investment companies) (five funds) since 2010; Brandes Investment Trust (investment companies) (four funds) 2006-2012; Credit Suisse Alternative Capital Funds (investment companies) (six funds), 2005-2010.
Jonathan P. Carroll Year of birth: 1961	Trustee (Since 2010)	President, Lazarus Financial LLC (holding company) since 2006; President and CEO of Blue Dolphin Energy Company since 2012; private investor for the past five years.	Salient Alternative Strategies Funds (2); Salient Midstream & MLP Fund (1); Salient MF Trust (4)	The Endowment Funds (investment companies) (five funds) since 2004; The Endowment PMF Funds (investment companies) (three funds) since 2014. LRR Energy, L.P. (energy company) since 2014; Blue Dolphin Energy Company (BDCO) (energy company), since 2014.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information, continued

December 31, 2015

(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Dr. Bernard Harris Year of birth: 1956	Trustee (Since 2010)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President of The Space Agency (marketing), since 1999; President of The Harris Foundation (non- profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.	Salient Alternative Strategies Funds (2); Salient Midstream & MLP Fund (1); Salient MF Trust (4)	The Endowment Funds (investment companies) (five funds) since 2009; Babson funds (three) since 2011; Greater Houston Community Foundation, 2004-2009; Monebo Technologies Inc., since 2009; The National Math and Science Initiative, and Space Agency, since 2008; Communities in Schools, since 2007; American Telemedicine Association, since 2007; U.S. Physical Therapy, Inc., since 2005; Houston Technology Center, since 2004; Houston Angel Network, since 2004; The Harris Foundation, Inc., since 1998.
Richard C. Johnson Year of birth: 1937	Trustee (Since 2010)	Former Senior Partner (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	Salient Alternative Strategies Funds (2); Salient Midstream & MLP Fund (1); Salient MF Trust (4)	The Endowment Funds (investment companies) (five funds) since 2004; The Endowment PMF Funds (investment companies) (three funds) since 2014.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information, continued

December 31, 2015

(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
G. Edward Powell Year of birth: 1936	Trustee (Since 2010)	Principal of Mills & Stowell (private equity) since 2002. Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982 to 1994).	Salient Alternative Strategies Funds (2); Salient Midstream & MLP Fund (1); Salient MF Trust (4)	The Endowment Funds (investment companies) (five funds) since 2004; The Endowment PMF Funds (investment companies) (three funds) since 2014. Therapy Track, LLC, 2009 to 2012; Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc., 2004 to 2013.
Scott E. Schwinger Year of birth: 1965	Trustee (Since 2010)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	Salient Alternative Strategies Funds (2); Salient Midstream & MLP Fund (1); Salient MF Trust (4)	The Endowment Funds (investment companies) (five funds) since 2004; The Endowment PMF Funds (investment companies) (three funds) since 2014. Houston Technology Center (since 2013); The Make-A-Wish Foundation, since 2008.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information, continued

December 31, 2015

(Unaudited)

Officers of the Fund Who Are Not Trustees

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Year of birth: 1973	Chief Compliance Officer (“CCO”) (Since 2010).	CCO, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008.
Christopher R. Arnold Year of birth: 1977	Treasurer; Principal Financial Officer (Since 2015).	Director of Fund Accounting, Salient (since 2010); Audit Manager, PricewaterhouseCoopers, LLP 2002-2009.

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2015.

Asset Class[1]	Fair Value	%
Money Market Funds	$6,860	100.00

Total Investments	$6,860	100.00

1	The complete list of investments included in each asset class is included in the Consolidated Schedule of Investments of the Master Fund.

Form N-Q Filings

The Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Master Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information, continued

December 31, 2015

(Unaudited)

Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Master Fund’s registration statement includes additional information about Trustees of the Master Fund. The registration statement is available, without charge, upon request by calling 1-800-725-9456.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Privacy Policy

(Unaudited)

Privacy Policy

The Master Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Master Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Master Fund’s service providers, including the Master Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Master Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is G. Edward Powell, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$38,500	$38,000
Audit-Related Fees	$3,100	$3,000
Tax Fees	$0	$0
All Other Fees	$0	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

Current Year	Previous Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year	Previous Year
$0	$0

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Consolidated Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included as Exhibit 12(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The Adviser’s Investment Committee Members

As of the date of the filing, the Investment Committee is responsible for the day-to-day management of the Fund’s portfolio. Salient Alternative Strategies Master Fund (the “Master Fund”) and Salient Alternative Strategies I Fund (the “Institutional Fund”) are registered investment companies (collectively, the “Fund Complex” and each individually the “Fund”). The members of the Investment Committee (each an “Investment Committee Member”) are: Messrs. Lee G. Partridge, William B. Hunt and William R. Guinn.

Mr. Partridge has served as an Investment Committee Member since January 15, 2013, and has served as Chief Investment Officer of Salient Partners, L.P. (“Salient”), which owns Salient Trust Co., LTA, a trust company chartered under the laws of the State of Texas, since January 15, 2013. Mr. Hunt has served as an Investment Committee Member since 2014 and as Chief Risk Officer of Salient since 2014. He previously held positions as a Senior Analyst and Portfolio Manager of Iridian Asset Management (from 1996-2011) and Professor at Southern Methodist University (from 1991-2000). Mr. Guinn has served as an Investment Committee Member since 2014 and Director of Salient since 2013. Previously, he held the position of Director of Strategic Partnerships and Opportunistic Investments at the Teacher Retirement System of Texas (2009-2013). Each member of the Investment Committee reviews asset allocation recommendations made by the Adviser’s representatives, manager due diligence and recommendations and, by a majority vote of the Investment Committee, determines asset allocation and manager selection.

The Adviser and certain other entities controlled by the Principals manage investment programs which are similar to that of the Fund, and the Adviser and/or the Principals may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment vehicles with investment programs similar to the Fund.

Other Accounts Managed by the Investment Adviser

Certain Investment Committee Members, who are primarily responsible for the day-to-day management of the Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2015: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the Investment Committee Member and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts Subject to a Performance Fee	Total Assets of Other Accounts Subject to a Performance Fee
Lee Partridge
Registered investment companies (1)	13	$2.59 billion	0	$—
Other pooled investment companies (1)	18	$1.07 billion	3	$287.52 million
Other accounts	371	$53.75 million	3	$53.75 million
William B. Hunt
Registered investment companies (1)	13	$2.59 billion	0	$—
Other pooled investment companies (1)	18	$1.07 billion	3	$287.52 million
Other accounts	371	$53.75 million	3	$53.75 million
William R. Guinn
Registered investment companies (1)	13	$2.59 billion	0	$—
Other pooled investment companies (1)	18	$1.07 billion	3	$287.52 million
Other accounts	371	$53.75 million	3	$53.75 million

(1)	For registered investment companies and pooled investment vehicles managed, the number of vehicles reported for master feeder structures includes both the master fund and feeder funds while the corresponding total assets reported reflect the assets of the master fund only.

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between an Investment Committee Member’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the Investment Committee Member’s day-to-day management of a Fund. Because of their positions with the Fund, the Investment Committee Members know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the Investment Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the Investment Committee Member’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the Investment Committee Member, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and other accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. An Investment Committee Member may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Investment Committee Members

Messrs. Partridge, Hunt and Guinn, as partners of Salient, indirectly own equity interests in the Adviser as well as in the general partner of another fund who is compensated directly on performance (based on an incentive allocation) and the size of the fund’s asset base. In addition, Messrs. Hunt and Guinn receive compensation based on objective and subjective performance assessments of their work, which may take into account the size of the Master Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon, as well as other funds managed by Salient affiliates for which they have significant involvement. Mr. Partridge is the Chief Investment Officer of Salient and related affiliates and subsidiaries (collectively, the “Salient Group”), which pays him a base salary and bonus based on the performance of the Salient Group. These individuals are responsible for the investment processes and management of the Salient Group. Mr. Partridge believes that to the extent that they are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation and equity value will be from the Salient Group.

Securities Ownership of Investment Committee Members

The table below shows the dollar range of the interests of each Fund beneficially owned as of December 31, 2015 by each Investment Committee Member (1).

Investment Committee Member	Master Fund (2)	Institutional Fund
Lee G. Partridge	<$10,000	$10,001 to $50,000
William B. Hunt	<$10,000	None
William R. Guinn	<$10,000	None

(1)	Includes the portion of investments made by the Salient Group beneficially owned and personal investments
(2)	Includes indirect beneficial ownership in the Master Fund through an unregistered feeder fund

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Salient Alternative Strategies Master Fund

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer
Date: February 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer
Date: February 25, 2016

By (Signature and Title)	/s/ Christopher R. Arnold
Christopher R. Arnold
Principal Financial Officer
Date: February 25, 2016